UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

July 31, 2018

Date of Report (Date of earliest event reported)

The China Fund, Inc.

(Exact name of registrant as specified in its charter)

Maryland	811-05749	133669175
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

c/o State Street Bank and Trust Company
100 Summer Street, SUM0703
Boston, Massachusetts	02110
(Address of principal executive offices)	(Zip Code)

1(888) 246-2255

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 7.01. Regulation FD Disclosure

Item 9.01. Financial Statements and Exhibits

Signatures

Exhibit Index

July 2018 Monthly Insight Report

Item 7.01. Regulation FD Disclosure.

Pursuant to Regulation FD Rules 100-103, The China Fund, Inc. (the “Fund”) furnishes the Monthly Insight Report of the Fund’s Investment Manager.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99	July 2018 Monthly Insight Report of the Fund’s Investment Manager

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The China Fund, Inc. (Registrant)

Dated: August 21, 2018	/s/ Brian F. Link
Name: Brian F. Link Title: Secretary

Exhibit Index

Exhibit No.	Description
99	July 2018 Monthly Insight Report of the Fund’s Investment Manager